                                                                   EXHIBIT 10.56

                                 DOVEBID, INC.

                                  Amendment to
                  Series C Preferred Stock Purchase Agreement
                            and Ancillary Agreements


     This Amendment is entered into as of August 7, 2000 by and among DoveBid, Inc., a Delaware Corporation (the "Company"), and the "Investors" who are parties to that certain Series C Preferred Stock Purchase Agreement, dated as of February 25, 2000 (the "Agreement"). Any capitalized terms not defined herein shall have the meanings given to those terms in the Agreement.

     Whereas, it has been proposed that the period during which the Company may hold Additional Closings pursuant to the Agreement be extended until October 1, 2000; and

     Whereas, it has been proposed that the number of shares of Series C Preferred Stock that may be sold pursuant to the Agreement be increased from 43,000,000 to 54,235,955 to enable the Company to issue and sell up to 11,235,955 additional shares of Series C Preferred Stock (the "Additional Stock") for a total purchase price of approximately $30,000,000; and

     Whereas, the Company has requested that the Investors amend the Agreement, as well as the agreements entered into by the parties thereto in connection with the Agreement, in order to extend the closing period and to increase the number of shares purchasable thereunder, so that additional shares of Series C Preferred Stock may be sold pursuant to the Agreement and related agreements;

     Now, Therefore, the Company and each of the Investors agree as follows.

     1.  Amendment of Agreement Section 1.3.  Section 1.3 of the Agreement is
         ----------------------------------
hereby amended to read as follows.

          "1.3  Additional Closings.
                -------------------

                (a)  Conditions of Additional Closing(s). Subject to Section
                     -----------------------------------
     1.3(b) below, at any time and from time to time during the period prior to October 1, 2000 (the "Additional Closing Period"), the Company may, at one or more additional closings (each an "Additional Closing"), without obtaining the signature, consent or permission of any of the Investors, offer and sell additional shares of Series C Preferred Stock to other investors (the "New Investors") in an amount equal to 54,235,955 minus the Shares and the Shares subject to the Warrant, if any, purchased at the Closing, under the terms and conditions set forth in this Agreement. New Investors may include persons or entities who are already Investors under this Agreement and may include any or all of Comdisco, Sun, Data Stream or Yahoo.

               (b) Amendments.  The Company and the New Investors purchasing
                   ----------
     Shares at each Additional Closing will execute counterpart signature pages to this Agreement, the Second Amended and Restated Investors Rights Agreement dated as of even date herewith (the "Investors' Rights Agreement") and the Second Amended and Restated Stockholders' Agreement dated as of even date herewith (the "Stockholders' Agreement," referred to with the Investors' Rights Agreement as the "Ancillary Agreements"), and such New Investors will, upon delivery to the Company of such signature pages, become parties to, and bound by, this Agreement and the Ancillary Agreements to the same extent as if they had been Investors at the Closing, as modified by the Amendment to Series C Preferred Stock Purchase Agreement and Ancillary Agreements dated as of August 3, 2000 among the Company and the Investors. Immediately after each Additional Closing, the Schedule of Investors attached to this Agreement as Schedule 1.1 will be amended to
                                             ------------
     list the New Investors purchasing Shares hereunder at each such Additional Closing. The Company will promptly furnish to each Investor upon request a copy of the amendments to Schedule 1.1 referred to in the preceding
                               ------------
     sentence.

               (c) Status of New Investors.  Upon the completion of each
                   -----------------------
     Additional Closing as provided in this Section 1, each New Investor will be deemed to be an "Investor" for all purposes of this Agreement, and will be an "Investor" and a "Stockholder" for all purposes of the Ancillary Agreements described above, as amended by the Amendment, and the shares of Series C Preferred Stock purchased by such New Investors will be considered "Shares" hereunder."

     2.   First Additional Closing. The first Additional Closing to be held
          ------------------------
subsequent to the date hereof (the "First Additional Closing") shall be subject to the following terms. Capitalized terms not defined herein shall have the terms given such terms in the Agreement.

          2.1  Agreement to Purchase and Sell. The Investors whose names are set
               ------------------------------
forth on Schedule 1 attached to this Amendment agree to purchase at the First Additional Closing, severally and not jointly, upon the terms and conditions set forth in the Agreement as modified by this Amendment, and the Company hereby agrees to sell and issue to each such Investor at such Additional Closing, at a purchase price of $2.67 per share, that number of Shares set forth opposite each such Investor's name on Schedule 1 attached to this Amendment. Each of such
                        ----------
Investors hereby agrees to approve, in its capacity as a stockholder of the Company, and does hereby approve, amendment of the Company's Certificate of Incorporation to increase the authorized number of shares of Series C Preferred Stock to 55,000,000.

          2.2  Preclosing. Before August 3, 2000, the Company and each of the
               ----------
Investors whose names are set forth on Schedule 1 shall deliver to Fenwick &
                                       ----------
West LLP, counsel for the Company ("Fenwick & West"), at Two Palo Alto Square, Palo Alto, California 94306, a signature page to this Amendment and the Agreement and such documents and instruments and undated stock certificates representing the Shares to be purchased issued in the name of the Investors as shall be necessary to satisfy the following conditions to the Closing:

          (a) Satisfaction or waiver of the conditions to the obligation of each Investor to purchase the Shares that are set forth in the following subsections of Section 4.1 of the Agreement: (a) (Representations and Warranties, which shall be true and complete at the preclosing, rather than the First Additional Closing and an updated Disclosure Schedule shall be delivered to the Investors at the preclosing); (b) (Performance, as to issuance of stock certificates as provided above); (d) (Regulatory Requirements, other than compliance with the HSR Act); (e) (Board of Directors); (f) (Certificate of Incorporation); (g) through (j) (Collateral Agreements); (l) (Confidentiality Agreements); and (m) (Proceedings and Documents); and

          (b) Satisfaction of the conditions to the obligation of the Company to issue and sell the Shares that are set forth in the following subsections of Section 4.2 of the Agreement: (a) (Representations and Warranties, which shall be true and complete at the preclosing, rather than the First Additional Closing); (b) (Performance, other than delivery of the Purchase Price); (c) (Regulatory Requirements, other than compliance with the HSR Act); (d) through (g) (Collateral Agreements); and (h) (Board of Directors).

Since each of the Investors who will participate in the First Additional Closing is a party to the Agreement, the Investors' Rights Agreement and the Stockholders Agreement, only this Amendment need be executed in connection with the First Additional Closing and the Agreement and the Ancillary Agreements need not be re-executed. The preclosing of the First Additional Closing shall be held on August 4, 2000 at 9:00 a.m. at the offices of Fenwick & West, or at such other time, date or place as the Company and the Investors listed on Schedule 1
                                                                     ----------
who are to purchase a majority of the Shares at the First Additional Closing shall agree.

          2.3. Closing. The closing of the purchase and sale of the Shares at
               -------
the First Additional Closing shall be held at the offices of Fenwick & West immediately upon termination or expiration of the HSR Act waiting period, if any, and the satisfaction or waiver of the following conditions to Closing.

          (a) With respect solely to Shares to be purchased by TPG Partners, III, L.P., the termination or expiration of the waiting period under the HSR Act, if any, as provided in Section 4.1(d) the Agreement;

          (b) Satisfaction or waiver of the conditions to the obligation of each Investor to purchase the Shares that are set forth in the following subsections of Section 4.1 of the Agreement: (b) (Performance);(c) (Compliance Certificates); and (k) (Legal Opinion), which shall also include amendment of the Company's Certificate of Incorporation to increase the authorized number of shares of Series C Preferred Stock in a manner sufficient to permit sale of the Shares at the First Additional Closing; and

          (c) Satisfaction of the conditions to the obligation of the Company to issue and sell the Shares that are set forth in the following subsections of Section 4.2 of the Agreement: (b) (Performance, only as to delivery of the Purchase Price); and (c) (Regulatory Requirements, as to compliance with the HSR Act), which shall also include approval by the stockholders of the Company to amendment of the Company's Certificate of Incorporation to increase the authorized number of shares of Series C Preferred Stock in a manner sufficient to permit sale of the Shares at the First Additional Closing.

At the First Additional Closing, the Company shall deliver to each Investor a certificate representing the Shares that such Investor has purchased at the First Additional Closing against delivery to the Company by such Investor of checks or wire transfers in the amount of the aggregate Purchase Price therefor to be paid by such Investor as set forth on Schedule 1. All documents and
                                            ----------
instruments otherwise required to be delivered at the Closing shall also be delivered by one party to another at the First Additional Closing shall be delivered and the purchase and sale of the Shares shall thereafter be consummated. However, in the event that the First Additional Closing is not held on or before October 1, 2000 (which date may be extended by written consent of the Company and Investors who are to purchase a majority of the Shares at the First Additional Closing and, such date, as it may be so extended, referred to as the "Termination Date"), the stock certificates and other documents to have been delivered at the First Additional Closing shall be returned to the Company, the documents delivered by the Investors shall be returned to the Investors and the obligations of the Investors and the Company to hold the First Additional Closing shall terminate and be of no force or effect.

     3.   Shares Increased. The number of "Shares" of "Series C Preferred
          ----------------
Stock," as defined in the Agreement, shall include the 11,235,955 shares of Additional Stock that may be sold pursuant to the terms and conditions of the Agreement, as the same shall be amended hereby.

     4.   Ancillary Agreements. The term "Ancillary Agreements," as used in
          --------------------
Sections 2, 3, 4 and 5 of the Agreement with respect to any Additional Closing occurring after March 8, 2000, shall mean the Ancillary Agreements, as amended by this Amendment. All References in the Investors' Rights Agreement to the Series C Purchase Agreement shall refer to the Agreement, as amended by this Amendment.

     5.   Confirmation of Rights Pursuant to Ancillary Agreement. The parties to
          ------------------------------------------------------
this Amendment hereby confirm that, upon execution and delivery of a signature page to each of (a) this Amendment in connection with the First Additional Closing only, and (b) the Agreement, the Investors' Rights Agreement and the Stockholders' Agreement in connection with any Additional Closing other than the First Additional Closing, and upon acceptance by the Company of such signatory's investment at an Additional Closing pursuant to the Agreement, such signatory:

          (a) will become a party to the Investors' Rights Agreement as an "Investor" and a "New Investor" thereunder, entitled to all of the registration, and the other rights, set forth therein that are applicable to the same; and

          (b) will become a party to the Stockholders' Agreement as a "Stockholder" and a "New Stockholder" thereunder, entitled to all of the rights set forth therein that are applicable to the same."

     6.  Waiver of Rights of First Offer.  Each Investor hereby waives,
         -------------------------------
effective as of as of the date hereof, for purposes of applicability both individually and to all parties to the Stockholders' Agreement, the right of first offer set forth in Section 2.4 of the Investors' Rights Agreement with respect to the offer and issuance by the Company of the Additional Stock on or before the Termination Date, as contemplated hereby, and hereby waives any rights to notice required therein with respect to the Additional Closings permitted hereby. This waiver and all counterparts hereto, when executed by the undersigned Investor, shall become effective as to and binding upon such undersigned Investor and when executed by Investors and others constituting (a) Stockholders (as defined in the Stockholders' Agreement") holding at least 66.7% of the outstanding Company's Series A, B and C Preferred Stock (voting together as a single class on an as-converted basis), and (b) Stockholders holding a majority of Common Stock outstanding, then this waiver shall become effective as
                                      ----
to and binding upon all Investors and on all of the Stockholders. This waiver is given with respect only to the offer and issuance of the Additional Stock sold pursuant to the Agreement, and not with respect to any other offer or issuance by the Company of any other shares of Company Stock (as defined in the Stockholders' Agreement) to which the Stockholders' respective rights under the Stockholders' Agreement would apply.

     7.  No Other Change; Counterparts.  Except as amended above, the Agreement
         -----------------------------
and the Ancillary Agreements remain unmodified, in full force and effect as of the date of this Amendment. This Amendment may be signed in any number of counterparts, each of which will be deemed and original and all of which, taken together, constitute one and the same Amendment.

     In Witness Whereof, the parties have executed and delivered this Amendment as of the date first written above by their representatives, duly authorized.

                              COMPANY:
                              -------

                              DOVEBID, INC.

                              By: /s/ Jeffrey M. Crowe
                                  ------------------------------------------
                              Its:  President
                              Address:   1241 East Hillsdale Blvd.
                                         Foster City, CA  94404
                                         Facsimile No.: 650-571-5980
                                         Attention: Chief Executive Officer

                              STOCKHOLDERS / INVESTORS:
                              ------------------------

                              THE DOVE HOLDINGS CORPORATION

                              By: /s/ Kirk Dove
                                  ------------------------------
                              Its:

                              /s/ Ross Dove
                              ----------------------------------
                              ROSS DOVE

                              /s/ Kirk Dove
                              ----------------------------------
                              KIRK DOVE

                              KOLL MANAGEMENT SERVICES, INC.

                              By:_______________________________
                              Its:

                              BAIN & COMPANY, INC.

                              By:_______________________________
                              Its:  Vice President


                              COMDISCO, INC.


                              By:_______________________________

                              Title:____________________________

                              FREMONT VENTURES I, L.P.

                              a Delaware limited partnership
                              By:  FV, L.P., its General Partner
                              By:  Fremont Resources, Inc.
                                       its General Partner

                              By:_______________________________
                              Its:


                              F&W INVESTMENTS 2000


                              By:_______________________________
                              It's:  General Partner

                              MAYFIELD X, L.P.
                              By:      Mayfield X Management, L.L.C.
                              Its:     General Partner

                              By: /s/ Yogen K. Dalal
                                  ------------------------------
                              Its:     Managing Director

                              MAYFIELD ASSOCIATES FUND V, L.P.
                              By:      Mayfield X Management, L.L.C.
                              Its:     General Partner

                              By: /s/ Yogen K. Dalal
                                  ------------------------------
                              Its:     Managing Director

                              MAYFIELD PRINCIPALS FUND, L.L.C.
                              By:      Mayfield X Management, L.L.C.
                              Its:     Managing Member

                              By: /s/ Yogen K. Dalal
                                  ------------------------------
                              Its:     Managing Director

                              SOFTBANK CAPITAL PARTNERS LP

                              a Delaware limited partnership
                              By: SOFTBANK Capital Partners LLC
                              its General Partner

                              By: /s/ [illegible]
                                  ------------------------------
                              Its: Admin. Member

                              SOFTBANK CAPITAL ADVISORS FUND LP

                              a Delaware limited partnership
                              By: SOFTBANK Capital Partners LLC
                              its General Partner

                              By: /s/ [illegible]
                                  ------------------------------
                              Its: Admin. Member



                              SUN MICROSYSTEMS, INC.


                              By:_______________________________
                              Its:


                              TPG PARTNERS III, L.P.
                              By:   TPG GenPar III, L.P.
                              By:   TPG Advisors III, Inc.


                              By: /s/ Carrie Wheeler
                                 -------------------------------

                              Title: Vice President
                                    ----------------------------

                              TPG PARALLEL III, L.P.
                              By:   TPG GenPar III, L.P.
                              By:   TPG Advisors III, Inc.

                              By: /s/ Carrie Wheeler
                                 -------------------------------
                              Title: Vice President
                                    ----------------------------

                              TPG INVESTORS III, L.P.
                              By:   TPG GenPar III, L.P.
                              By:   TPG Advisors III, Inc.


                              By: /s/ Carrie Wheeler
                                 -------------------------------
                              Title: Vice President
                                    ----------------------------

                              T/3/ PARTNERS, L.P.
                              By:   T/3/ GenPar, L.P.
                              By:   T/3/ Advisors, Inc.


                              By: /s/ Carrie Wheeler
                                 -------------------------------
                              Title: Vice President
                                    ----------------------------

                              T/3/ PARALLEL, L.P.
                              By:   T/3/ GenPar, L.P.
                              By:   T/3/ Advisors, Inc.

                              By: /s/ Carrie Wheeler
                                 -------------------------------
                              Title: Vice President
                                    ----------------------------

                              T/3/ INVESTORS, L.P.
                              By:   T/3/ GenPar, L.P.
                              By:   T/3/ Advisors, Inc.

                              By: /s/ Carrie Wheeler
                                 -------------------------------
                              Title: Vice President
                                    ----------------------------

                              FOF PARTNERS III, L.P.
                              By:   TPG GenPar III, L.P.
                              By:   TPG Advisors III, Inc.


                              By: /s/ Carrie Wheeler
                                 -------------------------------
                              Title: Vice President
                                    ----------------------------


                              FOF PARTNERS III-B, L.P.
                              By:   TPG GenPar III, L.P.
                              By:   TPG Advisors III, Inc.


                              By: /s/ Carrie Wheeler
                                 -------------------------------
                              Title: Vice President
                                    ----------------------------


                              TPG DUTCH PARALLEL III, C.V.
                              By:   TPG GenPar III, L.P.
                              By:   TPG Advisors III, Inc.


                              By: /s/ Carrie Wheeler
                                 -------------------------------
                              Title: Vice President
                                    ----------------------------


                              T/3/ DUTCH PARALLEL, C.V.
                              By:   T/3/ GenPar, L.P.
                              By:   T/3/ Advisors, Inc.


                              By: /s/ Carrie Wheeler
                                 -------------------------------
                              Title: Vice President
                                    ----------------------------

                              T.H. eVENTURE PTE LTD

                              By: /s/ Giam Lay Hoon
                                  ------------------------------
                              Name : GIAM LAY HOON (MS)
                              Its: Company Secretary

                              YAHOO! INC.

                              By:_______________________________
                              Its:


                              DATA STREAM SYSTEMS, INC.


                              By:_______________________________
                              Its:

                                  SCHEDULE 1
                                  ----------

                 List of Investors at First Additional Closing



                                                             Number                        Total
Name of Investor                                           of Shares                   Purchase Price
----------------------------------------------    --------------------------    --------------------------
Mayfield Associates Fund V, L.P...............                        37,079                $    99,000.93
Mayfield X, L.P...............................                     1,075,281                  2,871,000.27
Mayfield Principals Fund, L.L.C...............                       123,596                    330,001.32
SOFTBANK Capital Partners LP..................                     3,691,761                  9,857,001.87
SOFTBANK Capital Advisors Fund LP.............                        53,558                    142,999.86
TPG Partners III, L.P.........................                     1,967,026                  5,251,959.42
TPG Parallel III, L.P.........................                       378,214                  1,009,831.38
TPG Dutch Parallel, C.V.......................                        54,277                    144,919.59
TPG Investor III, L.P.........................                       125,146                    334,139.82
T/3/Partners, L.P.............................                       962,195                  2,569,060.65
T/3/Parallel, L.P.............................                        72,682                    194,060.94
T/3/Dutch Parallel, C.V.......................                        55,910                    149,279.70
T/3/Investors, L.P............................                        53,880                    143,859.60
FOF Partners III, L.P.........................                         3,273                      8,738.91
FOF Partners III-B, L.P.......................                        72,715                    194,149.05
T.H. eVenture Pte Ltd.........................                       175,056                    467,399.52
                                                  --------------------------    --------------------------
                Total.........................                     8,901,649                $23,767,402.83